Rexford Industrial
Real Estate Acquisition Development & Management



Supplemental Financial Reporting Package

Third Quarter 2014

Rexford Industrial Realty, Inc.
NYSE: REXR
11620 Wilshire Blvd
Suite 1000
Los Angeles, CA 90025
310-966-1680

www.RexfordIndustrial.com

Table of Contents

Disclosures:

Forward Looking Statements: This supplemental package contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements presented herein are based on management's beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants' financial condition, and competition from other developers, owners and operators of real estate); risks associated with the disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; litigation, including costs associated with prosecuting or defending pending or threatened claims and any adverse outcomes, and potential liability for uninsured losses and environmental contamination.

For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see Item 1A. Risk Factors in our 2013 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission ("SEC") on March 20, 2014. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Investor Company Summary

Senior Management Team

Howard Schwimmer	Co-Chief Executive Officer, Director
Michael S. Frankel	Co-Chief Executive Officer, Director
Adeel Khan	Chief Financial Officer
Patrick Schlehuber	Director of Acquisitions
Bruce Herbkersman	Director of Construction & Development
Shannon Lewis	Director of Leasing & Asset Management

Board of Directors

Richard Ziman	Chairman
Howard Schwimmer	Co-Chief Executive Officer, Director
Michael S. Frankel	Co-Chief Executive Officer, Director
Robert L. Antin	Director
Steven C. Good	Director
Joel S. Marcus	Director
Peter Schwab	Director

Company Contact Information

11620 Wilshire Blvd
Suite 1000
Los Angeles, CA 90025
310-966-1680
www.RexfordIndustrial.com

Investor Relations Information

ICR
Brad Cohen and Stephen Swett
www.icrinc.com
212-849-3882

Equity Research Coverage

Bank of America Merrill Lynch	James Feldman
J.P. Morgan	Michael W. Mueller, CFA
Wells Fargo Securities	Brendan Maiorana, CFA

Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company. Please note that any opinions, estimates, forecasts or predictions regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or recommendations. Interested persons may obtain copies of analysts' reports on their own; we do not distribute these reports.

Financial and Portfolio Highlights and Common Stock Data [1]

(in thousands except per share figures and portfolio statistics)

	Three Months Ended			
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Financial Results:				
Total rental revenues	$ 17,755	$ 14,718	$ 13,415	$ 12,448
Straight line rent	227	395	184	515
Fair value lease expense	151	73	81	76
Net income (loss) attributable to common stockholders	(599)	73	1,277	(881)
Net income (loss) per common share - basic and diluted	$ (0.02)	$ 0.00	$ 0.05	$ (0.04)
Company share of Recurring FFO	7,724	6,115	5,239	4,880
Recurring FFO per common share - basic and diluted	$ 0.23	$ 0.24	$ 0.21	$ 0.19
Company share of FFO	6,984	5,532	4,941	4,308
FFO per common share - basic and diluted	$ 0.21	$ 0.22	$ 0.19	$ 0.17
EBITDA	9,456	7,769	8,959	5,951
Adjusted EBITDA	11,149	10,325	7,514	6,918
Dividend declared per common share	$ 0.12	$ 0.12	$ 0.12	$ 0.12
Portfolio Statistics:				
Portfolio SF - consolidated	8,633,812	7,908,456	6,533,452	6,321,894
Ending occupancy - consolidated portfolio	91.8%	90.5%	90.2%	89.7%
Pro-forma occupancy including uncommenced leases	92.3%	91.1%	91.1%	91.7%
Leasing spreads - cash	3.6%	5.2%	3.6%	3.5%
Leasing spreads - GAAP	10.3%	17.1%	11.5%	12.9%
Same Property Performance:				
Total rental revenue growth	3.6%	4.8%	3.4%	9.7%
Total property expense growth	3.9%	-4.1%	15.0%	16.7%
NOI growth	3.5%	8.3%	-1.1%	7.1%
Cash NOI growth	3.8%	3.3%	1.0%	14.5%
Stabilized Same Property Portfolio ending occupancy	91.7%	--	--	--
Same Property Portfolio ending occupancy	90.4%	89.8%	89.1%	89.3%
Occupancy growth (ppt)	2.5%	1.4%	1.4%	3.0%
Capitalization:				
Common stock price at quarter end	$ 13.84	$ 14.24	$ 14.18	$ 13.20
Common shares issued and outstanding	43,059,742	25,420,381	25,419,418	25,419,418
Total shares and units issued and outstanding at period end [2]	45,705,769	28,429,640	28,428,677	28,428,677
Weighted average shares outstanding - basic and diluted	33,527,183	25,419,757	25,419,418	25,191,570
Total equity market capitalization	$ 632,568	$ 404,838	$ 403,119	$ 375,259
Total consolidated debt	269,699	369,679	212,997	192,559
Total debt (pro-rata) [3]	275,924	375,904	219,222	198,784
Total combined market capitalization	847,951	771,470	615,997	565,046
Ratios:				
Net debt (pro-rata) to total combined market capitalization	25.4%	47.5%	34.6%	33.6%
Net debt (pro-rata) to adjusted EBITDA (quarterly results annualized)	4.9x	8.9x	7.0x	6.9x

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

[2] Includes 2,646,027 OP units held by noncontrolling interests and excludes 198,141 unvested shares of restricted stock as of September 30, 2014. Includes 3,009,259 OP units held by noncontrolling interests and excludes 203,264, 131,786 and 140,468 unvested shares of restricted stock as of June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

[3] Includes our 15% share of debt in our Mission Oaks joint venture.

Consolidated and Combined Balance Sheet

(unaudited and in thousands)

	Rexford Industrial Realty, Inc.				
	9/30/14	6/30/14[1]	3/31/14[1]	12/31/13[1]	9/30/13 [1]
Assets					
Investments in real estate, net	$ 722,689	$ 651,920	$ 510,690	$ 481,673	$ 430,266
Cash and cash equivalents	60,541	9,272	6,344	8,997	4,399
Restricted cash	307	379	352	325	298
Notes receivable	13,138	13,136	13,135	13,139	13,153
Rents and other receivables, net	1,738	1,455	1,238	917	860
Deferred rent receivable	4,420	4,197	3,809	3,637	3,426
Deferred leasing costs, net	3,275	2,640	2,294	2,153	1,975
Deferred loan costs, net	2,995	3,197	1,476	1,597	1,609
Acquired lease intangible assets, net[2]	23,558	22,621	13,110	13,508	10,909
Indefinite-lived intangible	5,271	5,271	5,271	5,271	-
Other assets	4,552	2,568	4,573	2,309	2,304
Acquisition related deposits	-	1,450	1,550	1,510	1,435
Investment in unconsolidated real estate entities	5,744	5,758	5,778	5,687	8,982
Assets associated with real estate held for sale	-	1,958	1,995	13,952	9,446
Total Assets	$ 848,228	$ 725,822	$ 571,615	$ 554,675	$ 489,062
Liabilities					
Notes payable	$ 269,811	$ 369,873	$ 212,918	$ 192,491	$ 122,857
Accounts payable, accrued expenses and other liabilities	9,620	6,050	6,140	5,783	4,364
Dividends payable	5,191	3,075	3,066	5,368	-
Acquired lease intangible liabilities, net[3]	1,921	1,970	1,547	1,143	510
Tenant security deposits	7,927	7,396	6,901	6,099	4,784
Prepaid rents	1,329	964	766	1,426	413
Liabilities associated with real estate held for sale	-	293	282	596	532
Total Liabilities	295,799	389,621	231,620	212,906	133,460
Equity					
Rexford Industrial Realty Inc. common stock	$ 431	$ 255	$ 255	$ 255	$ 257
Rexford Industrial Realty Inc. additional paid-in capital	538,248	312,451	312,131	311,936	308,937
Accumulated other comprehensive income (loss)	158	(410)	269	-	-
Rexford Industrial Realty Inc. (accumulated deficit) retained earnings	(16,574)	(10,784)	(7,782)	(5,993)	256
Total Rexford Industrial Realty Inc. stockholders' equity	522,263	301,512	304,873	306,198	309,450
Noncontrolling interests	30,166	34,689	35,122	35,571	46,152
Total Equity	552,429	336,201	339,995	341,769	355,602
Total Liabilities and Equity	$ 848,228	$ 725,822	$ 571,615	$ 554,675	$ 489,062

(1) For comparability, certain prior period amounts have been reclassified to conform to current period presentation of properties held for sale.

(2) Includes net above-market tenant lease intangibles of $3,474, $3,443, $1,488, $1,597 and $1,888 as of Sept. 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and Sept. 30, 2013, respectively.

(3) Includes net below-market tenant lease intangibles of $1,668, $1,716, $1,284, $866 and $510 as of Sept. 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and Sept. 30, 2013, respectively.

Consolidated and Combined Statement of Operations

Quarterly Results

(unaudited and in thousands, except share count and per share figures)

	Rexford Industrial Realty, Inc.			
	Three Months Ended			
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Rental Revenues				
Rental revenues	$ 15,516	$ 12,773	$ 11,628	$ 10,809
Tenant reimbursements	2,052	1,681	1,511	1,333
Management, leasing, and development services	171	249	234	253
Other income	16	15	42	53
Total rental revenues	17,755	14,718	13,415	12,448
Interest income	281	278	276	190
Total Revenues	18,036	14,996	13,691	12,638
Operating Expenses				
Property expenses	$ 4,879	$ 3,892	$ 4,134	$ 3,869
General and administrative	3,273	2,780	2,605	2,827
Depreciation and amortization	8,032	6,003	6,130	5,661
Total Operating Expenses	16,184	12,675	12,869	12,357
Other Expense				
Acquisition expenses	$ 426	$ 652	$ 333	$ 421
Interest expense	1,957	1,537	1,251	1,046
Total Other Expense	2,383	2,189	1,584	1,467
Total Expenses	18,567	14,864	14,453	13,824
Equity in income (loss) from unconsolidated real estate entities	$ 2	$ (51)	$ 45	$ 9
Loss on sale of real estate	(150)			
Net Income (Loss) from Continuing Operations	$ (679)	$ 81	$ (717)	$ (1,177)
Discontinued Operations				
Income from discontinued operations				
before gains on sale of real estate	$ -	$ -	$ 21	$ 171
Gain on sale of real estate	-	-	2,125	-
Income from Discontinued Operations	$ -	$ -	$ 2,146	$ 171
Net Income (Loss)	$ (679)	$ 81	$ 1,429	$ (1,006)
Net (Income) Loss attributable to noncontrolling interests	$ 80	$ (8)	$ (152)	$ 125
Net Income (Loss) attributable to common stockholders and participating securities	$ (599)	$ 73	$ 1,277	$ (881)
Earnings per Common Share - Basic and Diluted				
Net income (loss) available to common stockholders	$ (0.02)	$ 0.00	$ 0.05	$ (0.04)
Weighted average shares outstanding - basic and diluted	33,527,183	25,419,757	25,419,418	25,191,570

(in thousands)

Consolidated and Combined Statement of Operations

Quarterly Results

	Rexford Industrial Realty, Inc.		Rexford Industrial Realty, Inc. Predecessor	Rexford Industrial Realty, Inc.		Rexford Industrial Realty, Inc. Predecessor
	Three Months Ended September 30, 2014	July 24, 2013 to September 30, 2013	July 1, 2013 to July 23, 2013	Nine Months Ended September 30, 2014	July 24, 2013 to September 30, 2013	January 1, 2013 to July 23, 2013
Rental Revenues						
Rental revenues	$ 15,516	$ 7,640	$ 2,384	$ 39,917	$ 7,640	$ 19,206
Tenant reimbursements	2,052	828	254	5,244	828	2,212
Management, leasing, and development services	171	281	13	654	281	444
Other income	16	40	20	73	40	187
Total rental revenues	17,755	8,789	2,671	45,888	8,789	22,049
Interest income	281	191	63	835	191	698
Total Revenues	18,036	8,980	2,734	46,723	8,980	22,747
Operating Expenses						
Property expenses	4,879	2,527	690	12,905	2,527	5,924
General and administrative	3,273	2,500	1,885	8,658	2,500	4,420
Depreciation and amortization	8,032	3,025	887	20,165	3,025	7,022
Total Operating Expenses	16,184	8,052	3,462	41,728	8,052	17,366
Other (Income) Expense						
Acquisition expenses	426	119	7	1,411	119	724
Interest expense	1,957	717	1,233	4,745	717	9,395
Gain on mark-to-market of interest rate swaps	-	-	-	-	-	(49)
Total Other Expense	2,383	836	1,240	6,156	836	10,070
Total Expenses	18,567	8,888	4,702	47,884	8,888	27,436
Equity in income (loss) from unconsolidated real estate entities	2	83	9	(4)	83	(915)
Gain from early repayment of note receivable	-	-	-	-	-	1,365
Loss on extinguishment of debt	-	-	(3,918)	-	-	(3,955)
Loss on sale of real estate	(150)	-	-	(150)	-	-
Net Income (Loss) from Continuing Operations	(679)	175	(5,877)	(1,315)	175	(8,194)
Discontinued Operations						
Income (loss) from discontinued operations before gains on sale of real estate	-	120	26	21	120	(809)
Loss on extinguishment of debt	-	-	(17)	-	-	(267)
Gain on sale of real estate	-	-	-	2,125	-	4,989
Income from Discontinued Operations	-	120	9	2,146	120	3,913
Net Income (Loss)	(679)	295	(5,868)	831	295	(4,281)
Net (Income) Loss attributable to noncontrolling interests	80	(39)	3,559	(80)	(39)	15
Net Income (Loss) attributable to common stockholders and participating securities	$ (599)	$ 256	$ (2,309)	$ 751	$ 256	$ (4,266)

Non-GAAP FFO [(1)]

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc.			
	Three Months Ended			
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Funds From Operations (FFO)				
Net Income (Loss) attributable to common stockholders and participating securities	$ (599)	$ 73	1,277	$ (881)
Add:				
Depreciation and amortization, including amounts in discontinued operations	8,032	6,003	6,137	5,716
Depreciation and amortization from unconsolidated joint ventures	103	103	85	153
Loss on sale of real estate	150	-	-	-
Net income (loss) attributable to noncontrolling interests	(80)	8	152	(125)
Deduct:				
Gain on sale of real estate	-	-	2,125	-
FFO available to common shareholders and unitholders	$ 7,606	$ 6,187	$ 5,526	$ 4,863
Company share of FFO [(2)]	$ 6,984	$ 5,532	$ 4,941	$ 4,308
FFO per share - basic and diluted	$ 0.21	$ 0.22	$ 0.19	$ 0.17
FFO available to common shareholders and unitholders	$ 7,606	$ 6,187	$ 5,526	$ 4,863
Add:				
Non-recurring legal fees[(3)]	380	-	-	225
Acquisition Expenses	426	652	333	421
FFO available to common shareholders and unitholders before non-recurring legal fees	$ 8,412	$ 6,839	$ 5,859	$ 5,509
Company share of FFO before non-recurring legal fees and acquisition expenses [(2)]	$ 7,724	$ 6,115	$ 5,239	$ 4,880
FFO per share before non-recurring legal fees and acquisition expenses - basic and diluted	$ 0.23	$ 0.24	$ 0.21	$ 0.19
Weighted-average shares outstanding - basic and diluted	33,527,183	25,419,757	25,419,418	25,191,570
Weighted-average diluted shares and units	36,511,737	28,429,016	28,428,677	28,436,531

[(1)] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

[(2)] Based on the weighted average interest in our operating partnership of 91.8% for the three months ended September 30, 2014.

[(3)] Non-recurring legal fees relate to Accommodation and Litigation. For more information, see Item 3. Legal Proceedings in our 2013 Annual Report on Form 10-K and Item 1. Legal Proceedings in our subsequent filings on Form 10-Q.

Non-GAAP AFFO [1]

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc.			
	Three Months Ended			
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Adjusted Funds From Operations (AFFO)				
FFO available to common shareholders and unitholders	$ 7,606	$ 6,187	5,526	$ 4,863
Add:				
Amortization of deferred financing costs	205	144	129	124
Fair value lease expense	151	73	81	76
Acquisition costs	426	655	333	421
Non-cash stock compensation	340	279	172	(59)
Deduct:				
Straight line rent adjustment	227	395	184	515
Capitalized payments [2]	216	222	249	246
Note Receivable discount amortization	66	65	64	50
Note Payable premium amortization	81	35	11	11
Recurring capital expenditures [3]	752	447	280	335
2nd generation tenant improvements and leasing commissions [4]	1,174	795	275	390
Unconsolidated joint venture AFFO adjustments	(2)	(3)	(9)	(21)
AFFO	$ 6,214	$ 5,382	$ 5,187	$ 3,899

(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

(2) Includes capitalized leasing and construction development compensation.

(3) Excludes nonrecurring capital expenditures of $2,670,000, $1,708,000, $557,000, and $748,000 for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, and December 31, 2013, respectively.

(4) Excludes 1st generation tenant improvements and leasing commissions of $423,000, $31,000, $50,000 and $370,000 for the three months ended September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

Statement of Operations Reconciliations [1]

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc.			
	Three Months Ended			
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Net Operating Income (NOI)				
Rental revenues	$ 15,516	$ 12,773	$ 11,628	$ 10,809
Tenant reimbursements	2,052	1,681	1,511	1,333
Other income	16	15	42	53
Total operating revenues	17,584	14,469	13,181	12,195
Property expenses	4,879	3,892	4,134	3,869
Total operating expenses	4,879	3,892	4,134	3,869
NOI	$ 12,705	$ 10,577	$ 9,047	$ 8,326
Fair value lease revenue	151	73	81	76
Straight line rent adjustment	(227)	(395)	(184)	(515)
Cash NOI	$ 12,629	$ 10,255	$ 8,944	$ 7,887
Net Income (Loss)	$ (679)	$ 81	$ 1,429	$ (1,006)
Add:				
General and administrative	3,273	2,780	2,605	2,827
Depreciation and amortization	8,032	6,003	6,130	5,661
Acquisition expenses	426	652	333	421
Interest expense	1,957	1,537	1,251	1,046
Loss on sale of real estate	150	-	-	-
Subtract:				
Management, leasing, and development services	171	249	234	253
Interest income	281	278	276	190
Equity in income (loss) from unconsolidated real estate entities	2	(51)	45	9
Income from discontinued operations	-	-	2,146	171
NOI	$ 12,705	$ 10,577	$ 9,047	$ 8,326
Fair value lease revenue	151	73	81	76
Straight line rent adjustment	(227)	(395)	(184)	(515)
Cash NOI	$ 12,629	$ 10,255	$ 8,944	$ 7,887

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

Statement of Operations Reconciliations [1]

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc.			
	Three Months Ended			
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Net income (loss)	$ (679)	$ 81	$ 1,429	$ (1,006)
Interest expense	1,957	1,537	1,251	1,046
Proportionate share of interest expense from unconsolidated joint ventures	43	45	57	42
Depreciation and amortization	8,032	6,003	6,130	5,661
Depreciation and amortization included in discontinued operations	-	-	7	55
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	103	103	85	153
EBITDA	$ 9,456	$ 7,769	$ 8,959	$ 5,951
Stock-based compensation amortization	340	279	172	(59)
Loss (Gain) on sale of real estate	150	-	(2,125)	-
Non-recurring legal fees[2]	380	-	-	225
Acquisition expenses	426	652	333	421
Pro forma effect of acquisitions[3]	497	1,625	203	606
Pro forma effect of dispositions[4]	(100)	-	(28)	(226)
Adjusted EBITDA	$ 11,149	$ 10,325	$ 7,514	$ 6,918

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

[2] Non-recurring legal fees relate to Accommodation and Litigation. For more information, see Item 3. Legal Proceedings in our 2013 Annual Report on Form 10-K and Item 1. Legal Proceedings in our subsequent filings on Form 10-Q.

[3] Represents the estimated impact of Q3'14 acquisitions as if they had been acquired July 1, 2014, Q2'14 acquisitions as if they had been acquired on April 1, 2014, Q1'14 acquisitions as if they had been acquired on January 1, 2014, and Q4'13 acquisitions calculating as if they had been acquired on October 1, 2013. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of EBITDA had we owned the acquired entities as of the beginning of each period.

[4] Represents the effect of dispositions as if they had occurred at the beginning of the quarter disposed. See the dispositions section on page 24 for additional details.

Same Property Portfolio Performance [1]

Statement of Operations and NOI Reconciliation

(in thousands)

(unaudited results)

Same Property Portfolio Statement of Operations:

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2014	2013 [2]	$ Change	% Change	2014	2013 [3]	$ Change	% Change
Rental Revenues								
Rental revenues	9,799	9,525	274	2.9%	$ 24,587	$ 23,667	$ 920	3.9%
Tenant reimbursements	1,192	1,050	142	13.5%	2,757	2,488	269	10.8%
Other operating revenues	13	46	(33)	(71.7%)	52	201	(149)	(74.1%)
Total rental revenues	11,004	10,621	383	3.6%	27,396	26,356	1,040	3.9%
Interest income	283	254	29	11.4%	837	825	12	1.5%
Total Revenues	11,287	10,875	412	3.8%	28,233	27,181	1,052	3.9%
Operating Expenses								
Property expenses	$ 3,119	$ 3,001	$ 118	3.9%	$ 7,683	$ 7,229	$ 454	6.3%
Depreciation and amortization	4,247	3,754	493	13.1%	10,286	8,745	1,541	17.6%
Total Operating Expenses	7,366	6,755	611	9.0%	17,969	15,974	1,995	12.5%
Other (Income) Expense								
Interest expense [4]	293	1,456	(1,163)	(79.9%)	173	9,133	(8,960)	(98.1%)
Total Other Expense	293	1,456	(1,163)	(79.9%)	173	9,133	(8,960)	(98.1%)
Total Expenses	7,659	8,211	(552)	(6.7%)	18,142	25,107	(6,965)	(27.7%)
Loss on extinguishment of debt	-	(3,668)	3,668	(100.0%)	-	(3,451)	3,451	(100.0%)
Net Income (Loss)	$ 3,628	$ (1,004)	$ 4,632	461.4%	$ 10,091	$ (1,377)	$ 11,468	832.8%

Same Property Portfolio NOI Reconciliation:

	Three Months Ended September 30,				Nine Months Ended September 30,			
NOI	2014	2013 [2]	$ Change	% Change	2014	2013 [3]	$ Change	% Change
Net Income (Loss)	3,628	$ (1,004)			10,091	$ (1,377)		
Add:								
Interest expense [4]	293	1,456			173	9,133		
Depreciation and amortization	4,247	3,754			10,286	8,745		
Deduct:								
Loss on extinguishment of debt	-	(3,668)			-	(3,451)		
Interest income	283	254			837	825		
NOI	$ 7,885	$ 7,620	$ 265	3.5%	$ 19,713	$ 19,127	$ 586	3.1%
Straight-line rents	(22)	(98)			(226)	(144)		
Amort. above/below market leases	119	169			111	97		
Cash NOI	$ 7,982	$ 7,691	$ 291	3.8%	$ 19,598	$ 19,080	$ 518	2.7%

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

[2] Reflects the results of operations for Rexford Industrial Realty, Inc. Predecessor for the period from July 1, 2013 to July 23, 2013.

[3] Reflects the results of operations for Rexford Industrial Realty, Inc. Predecessor for the period from January 1, 2013 to July 23, 2013.

[4] Interest expense for the three and nine months ended September 30, 2014 only reflects interest for the loans secured by our properties located at 107700 Jersey Blvd. and Glendale Commerce Center. Interest on our post-IPO $60mm term loan, which is secured by multiple properties, is being reported under the operating partnership and accordingly the interest is not being pushed down to the property.

(in thousands)

Same Property Portfolio NOI Reconciliation Continued:

	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013 [2]	$ Change	% Change	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013 [3]	$ Change	% Change
Rental revenues	$ 9,799	$ 9,525	$ 274	2.9%	$ 24,587	$ 23,667	$ 920	3.9%
Tenant reimbursements	1,192	1,050	142	13.5%	2,757	2,488	269	10.8%
Other operating revenues	13	46	(33)	(71.7%)	52	201	(149)	(74.1%)
Total rental revenue	11,004	10,621	383	3.6%	27,396	26,356	1,040	3.9%
Property expenses	3,119	3,001	118	3.9%	7,683	7,229	454	6.3%
NOI	$ 7,885	$ 7,620	$ 265	3.5%	$ 19,713	$ 19,127	$ 586	3.1%
Straight-line rents	(22)	(98)	76	(77.6%)	(226)	(144)	(82)	56.9%
Amort. above/below market leases	119	169	(50)	(29.6%)	111	97	14	14.4%
Cash NOI	7,982	7,691	$ 291	3.8%	$ 19,598	$ 19,080	$ 518	2.7%

Same Property Portfolio Rollforward:

	Three Month Same Property Portfolio Rollforward				Nine Month Same Property Portfolio Rollforward			
	# of Properties	Square Feet	Wtd Avg. Occupancy		# of Properties	Square Feet	Wtd Avg. Occupancy	
			2014	2013			2014	2013
Period ended June 30, 2014 and 2013	50	4,402,556	89.8%	88.4%	50	4,402,556	89.8%	88.4%
Additions[4]	4	736,160			0	-		
Deductions[5]	(1)	(37,992)			(1)	(37,992)		
Period ended September 30, 2014 and 2013	53	5,100,724	90.4%	87.9%	49	4,364,564	89.2%	87.4%

Same Property Portfolio Occupancy:

	Three Months Ended Sept. 30, 2014		Three Months Ended Sept. 30, 2013		Change (ppt)	
Occupancy:	Same Property Portfolio	Stabilized Same Property Portfolio[6]	Same Property Portfolio	Stabilized Same Property Portfolio[6]	Same Property Portfolio	Stabilized Same Property Portfolio
Los Angeles County	94.3%	95.8%	88.3%	88.2%	6.0%	7.6%
Orange County	96.1%	96.1%	92.6%	92.6%	3.5%	3.5%
San Bernardino County	84.9%	84.9%	85.7%	85.7%	-0.8%	-0.8%
Ventura County	87.6%	87.6%	97.3%	97.3%	-9.7%	-9.7%
San Diego County	76.6%	79.4%	79.3%	82.2%	-2.7%	-2.8%
Total/Weighted Average	90.4%	91.7%	87.9%	88.3%	2.5%	3.4%

(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

(2) Reflects the results of operations for Rexford Industrial Realty, Inc. Predecessor for the period from July 1, 2013 to July 23, 2013.

(3) Reflects the results of operations for Rexford Industrial Realty, Inc. Predecessor for the period from January 1, 2013 to July 23, 2013.

(4) Reflects the addition of Broadway, Benson, Glendale Commerce Center and 240th Street to the Same Property Portfolio for the three months ended September 30, 2014.

(5) Reflects the sale of Zenith during the three months ended September 30, 2014.

(6) Reflects the occupancy of our Same Property Portfolio adjusted for spaces aggregating 70,452 square feet that were under repositioning as of September 30, 2014.

Joint Venture Financial Summary

(in thousands)

Balance Sheet

(unaudited results)

	Mission Oaks [1]			
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Assets:				
Investments in real estate, net	$ 56,488	$ 56,439	$ 55,085	$ 54,074
Cash and cash equivalents	1,105	427	853	811
Rents and other receivables, net	309	182	133	152
Deferred rent receivable	251	212	161	107
Deferred leasing costs and acquisition	-	-		
related intangible assets, net	4,211	4,569	4,912	5,254
Deferred loan costs, net	79	106	132	159
Acquired above-market leases, net	557	646	735	823
Other assets	54	64	81	42
Total Assets	$ 63,054	$ 62,645	$ 62,092	$ 61,422
Liabilities:				
Notes payable	$ 41,500	$ 41,500	$ 41,500	$ 41,500
Accounts payable, accrued expenses and other liabilities	930	727	913	689
Tenant security deposits	277	277	277	277
Prepaid rents	127	124	143	9
Total Liabilities	42,834	42,628	42,833	42,475
Equity:				
Equity	19,462	19,462	18,867	18,762
Accumulated deficit and distributions	758	555	392	185
Total Equity	20,220	20,017	19,259	18,947
Total Liabilities and Equity	$ 63,054	$ 62,645	$ 62,092	$ 61,422
Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%

[1] These financials represent amounts attributable to the entities and do not represent our proportionate share.

Joint Venture Financial Summary [1]

Statement of Operations

(in thousands)

(unaudited results)

Statement of Operations:

	Mission Oaks [2]			
	Three Months Ended			
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Income Statement				
Rental revenues	$ 1,300	$ 1,291	$ 1,286	$ 1,419
Tenant reimbursements	823	630	526	330
Other operating revenues	-	-	-	260
Total revenue	2,123	1,921	1,812	2,009
Total operating expense	934	745	629	736
NOI	1,189	1,176	1,183	1,273
General and administrative	14	28	29	32
Depreciation and amortization	687	686	564	1,021
Interest expense	285	299	383	278
Total expense	1,920	1,758	1,605	2,067
Net Income (Loss)	$ 203	$ 163	$ 207	$ (58)
EBITDA				
Net income (loss)	$ 203	$ 163	$ 207	$ (58)
Interest expense	285	299	383	278
Depreciation and amortization	687	686	564	1,021
EBITDA	$ 1,175	$ 1,148	$ 1,154	$ 1,241
Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%

Reconciliation - Equity Income in Joint Venture:

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Net income (loss)	$ 203	$ 163	$ 207	$ (58)
Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%
Company share	30	24	31	(9)
Intercompany eliminations/basis adjustments	(28)	(75)	14	18
Equity in net income from unconsolidated real estate entities	$ 2	$ (51)	$ 45	$ 9

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

[2] These financials represent amounts attributable to the entities and do not represent our proportionate share.

Capitalization Summary

(unaudited results)

Capitalization as of September 30, 2014

Description	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Common shares [(1)]	43,059,742	25,420,381	25,419,418	25,419,418
Operating partnership units	2,646,027	3,009,259	3,009,259	3,009,259
Total shares and units at period end [(1)]	45,705,769	28,429,640	28,428,677	28,428,677
Share price at end of quarter	$ 13.84	$ 14.24	$ 14.18	$ 13.20
Total Equity Market Capitalization	$ 632,567,843	$ 404,838,074	$ 403,118,640	$ 375,258,536
Total consolidated debt	$ 269,699,000	$ 369,679,177	$ 212,997,286	$ 192,558,968
Plus: pro-rata share of debt related to unconsolidated JV's	6,225,000	6,225,000	6,225,000	6,225,000
Total Debt (pro-rata)	$ 275,924,000	$ 375,904,177	$ 219,222,286	$ 198,783,968
Less: Cash and cash equivalents	(60,541,000)	(9,272,000)	(6,344,000)	(8,997,000)
Net Debt (pro-rata)	$ 215,383,000	$ 366,632,177	$ 212,878,286	$ 189,786,968
Total Combined Market Capitalization	$ 847,950,843	$ 771,470,251	$ 615,996,926	$ 565,045,504
Net debt (pro-rata) to total combined market capitalization	25.4%	47.5%	34.6%	33.6%
Net debt (pro-rata) to adjusted EBITDA (quarterly results annualized)	4.9x	8.9x	7.0x	6.9x

[(1)] Excludes the following number of unvested shares of restricted stock: 198,141 (September 30, 2014), 203,264 (June 30, 2014), 131,786 (March 31, 2014), and 140,468 (December 31, 2013).

Debt Summary

(in thousands)

(unaudited results)

Debt Detail:

As of September 30, 2014

Debt Description	Initial Maturity Date	Maturity Date w/ Extensions	Stated Interest Rate	Effective Interest Rate	Balance
Secured Debt:					
Glendale Commerce Center	5/1/2016	5/1/2018	LIBOR + 2.00%	2.154%	$ 42,750
10700 Jersey Blvd.[1]	1/1/2015	N/A	5.45%	5.450%	5,046
Term Loan	8/1/2019	8/1/2020	LIBOR + 1.90%	2.054%	60,000
Gilbert/La Palma	3/1/2031	N/A	5.125%	5.125%	3,204
2980 San Fernando	7/1/2015	N/A	5.088%	5.088%	10,199
Term Loan	7/24/2017	7/24/2019	LIBOR + 1.55%	1.738%	48,500
Unsecured Debt:					
$100M Term Loan Facility	6/11/2019	N/A	LIBOR + 1.35%	1.504%	100,000
$200M Revolving Credit Facility	6/11/2018	6/11/2019	LIBOR + 1.40%	N/A [2]	-
Total Consolidated:				2.024%	$ 269,699
Pro-rata Joint Venture Interest:					
Mission Oaks [3]	6/28/2015	6/28/2017	LIBOR + 2.50%	2.688%	$ 6,225

[1] On October 1, 2014, we paid off this debt without incurring a prepayment penalty.

[2] At September 30, 2014, there was no outstanding balance, but the facility remains subject to a 0.30% unused commitment fee.

[3] 3001, 3175 & 3233 Mission Oaks Blvd. structured as 3 separate cross-collateralized loans with similar terms.

Consolidated Debt Composition:

Category	Avg. Term Remaining (yrs)	Stated Interest Rate	Effective Interest Rate	Balance	% of Total
Fixed	3.3	5.19%	5.19%	$ 18,449	7%
Variable[1]	3.8	LIBOR + 1.63%	1.79%	$ 251,250	93%
Secured	3.3		2.33%	$ 169,699	63%
Unsecured facility	4.7		1.50%	$ 100,000	37%

[1] On February 4, 2014 we executed two forward interest rate swaps to effectively fix the annual interest rate on our $60mm term loan in the future as follows: (i) $30mm at 3.726% from 1/15/15 to 2/15/19, and (ii) $30mm at 3.91% from 7/15/15 to 2/15/19. On August 19, 2014 we executed two forward interest rate swaps to effectively fix the annual interest rate on our $100mm term loan in the future as follows: (i) $50mm at 1.79% plus the applicable term loan facility margin from 8/14/15 - 12/14/18, and (ii) $50mm at 2.005% plus the applicable term loan facility margin from 2/16/16 to 12/14/18. If our swaps were effective as of September 30, 2014, our consolidated debt would be 66% fixed and 34% variable.

Debt Maturity Schedule:

Year	Secured	Unsecured Debt	Total	% Total	Interest Rate
2014	$ -	$ -	$ -	0%	-
2015	15,245	-	15,245	6%	5.21%
2016	42,750	-	42,750	16%	2.15%
2017	48,500	-	48,500	18%	1.74%
2018	-	-	-	0%	-
2019	60,000	100,000	160,000	59%	1.71%
Thereafter	3,204	-	3,204	1%	5.13%
Total	$ 169,699	$ 100,000	$ 269,699	100%	2.02%

Portfolio Overview

at 9/30/14 (unaudited results)

Consolidated Portfolio:

Market	# Properties	% Owned	Pro-rata Sq. Ft.	Occ. %	Ann. Base Rent Total (in thousands)[1]	Ann. Base Rent per SF
Greater San Fernando Valley	23	100.0%	2,504,340	93.9%	$ 20,560	$8.74
San Gabriel Valley	10	100.0%	1,213,095	100.0%	9,158	$7.55
Central LA	1	100.0%	190,663	100.0%	1,302	$6.83
Mid-Counties	4	100.0%	522,430	92.5%	3,547	$7.34
South Bay	9	100.0%	539,309	92.6%	3,573	$7.16
Los Angeles County	47	100.0%	4,969,837	95.4%	38,140	$8.05
North Orange County	5	100.0%	579,446	91.8%	4,851	$9.12
West Orange County	1	100.0%	170,865	100.0%	1,308	$7.65
South Orange County	1	100.0%	46,178	100.0%	371	$8.04
Airport	6	100.0%	511,145	84.4%	2,866	$6.65
Orange County	13	100.0%	1,307,634	90.3%	9,396	$7.96
Inland Empire West	7	100.0%	720,933	88.9%	5,275	$8.23
Inland Empire East	2	100.0%	85,282	81.1%	420	$6.07
San Bernardino County	9	100.0%	806,215	88.1%	5,695	$8.02
Camarillo / Oxnard	3	100.0%	410,533	87.6%	2,837	$7.89
Ventura County	3	100.0%	410,533	87.6%	2,837	$7.89
North County	6	100.0%	584,254	73.3%	3,724	$8.69
Central	7	100.0%	476,724	92.4%	4,216	$9.57
South County	1	100.0%	78,615	88.8%	599	$8.58
San Diego County	14	100.0%	1,139,593	82.4%	8,539	$9.10
CONSOLIDATED TOTAL / WEIGHTED AVERAGE	86	100.0%	8,633,812	91.8%	$ 64,607	$8.15

Unconsolidated Joint Ventures:

Market	# Properties	% Owned	Pro-rata Sq. Ft.	Occ. %	Ann. Base Rent Total (in thousands)[1]	Ann. Base Rent per SF
Camarillo / Oxnard	3	15.0%	178,261	73.8%	$ 810	$6.16
UNCONSOLIDATED TOTAL / WEIGHTED AVERAGE	3	15.0%	178,261	73.8%	$ 810	$6.16

Total Portfolio:

Market	# Properties	% Owned	Pro-rata Sq. Ft.	Occ. %	Ann. Base Rent Total (in thousands)[1]	Ann. Base Rent per SF
GRAND TOTAL / WEIGHTED AVERAGE	89	89.7%	8,812,073	91.5%	$ 65,417	$8.12

(1) Calculated for each property as monthly contracted base rent per the terms of the lease(s) at such property, as of September 30, 2014, multiplied by 12 and then multiplied by our ownership interest for such property, and then aggregated by market. Excludes billboard and antenna revenue and rent abatements.

Occupancy and Leasing Trends

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Occupancy by County:

	Sep. 30, 2014	Jun. 30, 2014	Mar. 31, 2014	Dec. 31, 2013	Sep. 30, 2013[4]
Occupancy:					
Los Angeles County [1]	95.4%	92.5%	91.6%	89.9%	88.1%
Orange County	90.3%	91.9%	95.0%	91.7%	92.6%
San Bernardino County	88.1%	88.9%	88.8%	87.5%	85.7%
Ventura County	87.6%	87.6%	91.5%	97.7%	97.3%
San Diego County	82.4%	83.6%	79.3%	85.1%	83.4%
Other	--	79.5%	85.0%	80.6%	69.0%
Total/Weighted Average[2]	91.8%	90.5%	90.2%	89.7%	88.0%
Consolidated Portfolio SF	8,633,812	7,908,456	6,533,452	6,321,894	5,489,496

Leasing Activity:

	Three Months Ended				
	Sep. 30, 2014	Jun. 30, 2014	Mar. 31, 2014	Dec. 31, 2013	Sep. 30, 2013[4]
Leasing Activity (SF): [3]					
New leases	253,422	208,819	307,102	142,248	143,973
Renewal	438,251	363,798	351,995	244,068	194,978
Gross leasing	691,673	572,617	659,097	386,316	338,951
Expiring leases	624,995	582,344	618,303	309,769	328,098
Net absorption	66,678	-9,727	40,794	76,547	10,853
Retention rate	70%	62%	57%	79%	59%

Weighted Average New/Renewal Leasing Spreads:

	Sep. 30, 2014	Jun. 30, 2014	Mar. 31, 2014	Dec. 31, 2013	Sep. 30, 2013[4]
Cash Rent Change	3.6%	5.2%	3.6%	3.5%	(1.1%)
GAAP Rent Change	10.3%	17.1%	11.5%	12.9%	6.7%

(1) Excluding the December 17, 2013 acquisition of the office building located at 2900 N. Madera Road, the occupancy at December 31, 2013 is 91.5%.

(2) Excluding the December 17, 2013 acquisition of the office building located at 2900 N. Madera Road, the occupancy at December 31, 2013 is 90.6%.

(3) Excludes month-to-month tenants.

(4) Includes Rexford Industrial Realty, Inc. Predecessor and Rexford Industrial Realty, Inc. results.

Leasing Statistics

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Leasing Activity:

	# Leases Signed	SF of Leasing	Wtd. Avg. Lease Term	Rent Change - Cash	Rent Change - GAAP
Third Quarter 2014:					
New	50	253,422	3.9	5.1%	10.9%
Renewal [1]	76	438,251	2.8	2.9%	9.9%
Total/Weighted Average	126	691,673	3.2	3.6%	10.3%

Uncommenced Leases by County:

Market	Leased SF	Uncommenced Leases Annual Base Rent (in thousands)	Total Pro Forma Annualized Base Rent (in thousands)	Pro Forma Occupancy %	Pro Forma Annualized Base Rent per SF
Los Angeles County	-	$ -	$ 38,140	95.4%	$8.05
Orange County	10,672	131	9,527	91.1%	$8.00
San Bernardino County	4,116	32	5,726	88.6%	$8.02
Ventura County	-	-	2,837	87.6%	$7.89
San Diego County	27,015	233	8,772	84.7%	$9.08
Total/Weighted Average	41,803	$ 396	$ 65,003	92.3%	$8.16

Lease Expiration Schedule:

Year of Lease Expiration	# of Leases Expiring	Total Rentable SF	Annualized Base Rent (in thousands)	% of Annualized Base Rent	Annualized Base Rent per SF
Available	-	705,966	-	-	-
MTM Tenants	97	132,556	$ 1,382	2.1%	$10.43
2014	98	585,571	3,604	5.6%	$6.16
2015	308	1,468,278	12,526	19.4%	$8.53
2016	266	2,228,109	17,883	27.7%	$8.03
2017	125	1,243,916	9,784	15.1%	$7.87
2018	43	620,504	5,196	8.0%	$8.37
2019	26	512,978	4,306	6.7%	$8.39
2020	8	570,490	5,058	7.8%	$8.86
2021	7	85,799	1,252	1.9%	$14.59
2022	3	143,742	767	1.2%	$5.34
Thereafter	4	335,903	2,849	4.5%	$8.48
Total Portfolio	985	8,633,812	$ 64,607	100.0%	$8.15

[1] Over 96% of lease renewals during the quarter achieved flat or positive cash rent growth.

Top Tenants and Lease Segmentation

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Top 10 Tenants:

Tenant	Submarket	Leased SF	% of Total Ann. Base Rent	Ann. Base Rent per SF	Lease Expiration
Cosmetic Laboratories of America	LA - San Fern. Valley	319,348	2.8%	$5.64	6/30/2020
Dendreon Corporation	OC - West	170,865	2.0%	$7.65	12/31/2019
Senior Aerospace	LA - San Fern. Valley	130,800	1.8%	$8.88	11/30/2024
Department of Corrections	Inland Empire West	58,781	1.6%	$18.13	3/31/2020
Warehouse Specialists	LA - San Gabriel Valley	245,961	1.6%	$4.32	11/30/2017
Biosense Webster	LA - San Gabriel Valley	76,000	1.5%	$12.99	10/31/2020
Tarnik	LA - San Fern. Valley	138,980	1.4%	$6.60	4/30/2016
Excelis	LA - San Gabriel Valley	67,838	1.3%	$12.63	9/30/2023
Kingsbridge International	LA - San Fern. Valley	136,065	1.2%	$5.88	1/31/2024
Towne Inc.	OC - Airport	122,060	1.1%	$5.90	7/31/2016
Top 10 Total / Wtd. Avg.		1,466,698	16.5%	$7.28	

Lease Segmentation by Size:

Square Feet	Number of Leases	Leased SF	Ann. Base Rent (in thousands)	% of Total Ann. Base Rent	Ann. Base Rent per SF
<4,999	709	1,403,428	$ 14,110	21.9%	$10.05
5,000 - 9,999	102	702,676	6,772	10.5%	$9.64
10,000 - 24,999	115	1,835,935	15,838	24.5%	$8.63
25,000 - 49,999	30	1,114,531	8,695	13.5%	$7.80
>50,000	29	2,871,276	19,192	29.6%	$6.68
Total / Wtd. Avg.	985	7,927,846	$ 64,607	100.0%	$8.15

Capital Expenditure Summary

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Quarter Ended September 30, 2014:	Amount		SF[(1)]	PSF	
Tenant Improvements:					
New Leases - 1st Generation	$	102,000	27,446	$	3.72
New Leases - 2nd Generation	$	388,000	190,183	$	2.04
Renewals	$	285,000	134,489	$	2.12
Leasing Commissions & Lease Costs:					
New Leases - 1st Generation	$	321,000	154,934	$	2.07
New Leases - 2nd Generation	$	180,000	148,717	$	1.21
Renewals	$	321,000	221,783	$	1.45
Total Recurring Capex:					
Recurring Capex	$	752,000	8,469,122	$	0.09
Recurring Capex % NOI		5.9%			
Recurring Capex % Operating Revenue		4.3%			
Nonrecurring Capex	$	2,670,000	1,947,734	$	1.37

Nine Months Ended September 30, 2014:	Amount		SF[(1)]	PSF	
Tenant Improvements:					
New Leases - 1st Generation	$	111,000	34,478	$	3.22
New Leases - 2nd Generation	$	733,000	496,768	$	1.48
Renewals	$	366,000	501,599	$	0.73
Leasing Commissions & Lease Costs:					
New Leases - 1st Generation	$	393,000	278,582	$	1.41
New Leases - 2nd Generation	$	684,000	604,967	$	1.13
Renewals	$	462,000	387,586	$	1.19
Total Recurring Capex:					
Recurring Capex	$	1,479,000	7,363,666	$	0.20
Recurring Capex % NOI		4.6%			
Recurring Capex % Operating Revenue		3.3%			
Nonrecurring Capex	$	4,935,000	3,113,088	$	1.59

(1) For tenant improvements and leasing commissions, reflects the aggregate square footage of the leases in which we incurred such costs, excluding new/renewal leases in which there were no tenant improvements and/or leasing commissions. For recurring capex, reflects the weighted average square footage of our consolidated portfolio for the period. For nonrecurring capex, reflects the aggregate square footage of the properties in which we incurred such capital expenditures.

Properties Under Repositioning

(unaudited results, all figures pro rata except SF)

Acquisition and Investment Detail:

As of September 30, 2014

Property	Ownership %	Total SF presented on a wholly owned basis	Acquisition Date	Occupancy % at September 30, 2014	Purchase Price ($ in MM)	Investment-to-date ($ in MM)[2]	Projected Total Investment ($ in MM)[3]
Work In Progress:							
3233 Mission Oaks Blvd.	15.0%	452,111	Jun-12	32%	$2.3	$3.6	$4.3
Glendale[1]	100.0%	38,665	Apr-08	65%	$6.0	$7.9	$8.3
7110 Rosecrans Ave.	100.0%	72,000	Jan-14	50%	$5.0	$5.0	$5.7
1601 Alton Pkwy.	100.0%	124,000	Jun-14	40%	$13.3	$13.3	$16.4
605 8th Street	100.0%	55,516	Aug-14	65%	$5.1	$5.1	$6.7
Grand Total / Wtd. Avg.		742,292		39%	$31.6	$34.9	$41.4

[1]Located at 700 Allen Ave., 1840 Dana St., & 1830 Flower St.

[2]Investment-to-date includes the purchase price of the property and subsequent costs incurred for for nonrecurring capital expenditures.

[3]Projected Total Investment includes the purchase price of the property and an estimate of total expected nonrecurring capital expenditures to be incurred on each repositioning project to reach completion.

Acquisitions and Dispositions Summary

(unaudited results, data presented on a wholly owned basis)

Acquisitions:

Date	Property	Address	Submarket	SF	Price ($ in MM)	Occ. % at Acquisition	Occ. % at September 30, 2014
Jan-14	Rosecrans	7110 Rosecrans Avenue	LA - South Bay	72,000	$5.0	50%	50%
Jan-14	14723-14825 Oxnard	14723-14825 Oxnard Street	LA - San Fern. Valley	78,000	$8.9	98%	98%
Feb-14	Ontario Airport	845, 855, & 865 Milliken Avenue and 4317 & 4319 Santa Ana Street	Inland Empire West	113,612	$8.6	95%	92%
Feb-14	228th Street	1500-1510 West 228th Street	LA - South Bay	88,330	$6.6	100%	95%
Mar-14	24105 Frampton	24105 & 24201 Frampton Avenue	LA - South Bay	47,903	$3.9	100%	100%
Apr-14	Saturn Way	1700 Saturn Way	OC - West	170,865	$21.1	100%	100%
May-14	San Fernando	2980 & 2990 N. San Fernando Blvd.	OC - South	130,800	$15.4	100%	100%
May-14	Crescent Bay	20531 Crescent Bay Drive	LA - San Fern. Valley	46,178	$6.5	100%	100%
Jun-14	Birch	2610 & 2701 S. Birch Street	OC - Airport	98,105	$11.0	100%	100%
Jun-14	Dupont	4051 Santa Ana St. & 701 Dupont Ave.	Inland Empire West	111,890	$10.2	100%	100%
Jun-14	9755 Distribution Ave	9755 Distribution Ave	San Diego - Central	47,666	$5.4	100%	100%
Jun-14	9855 Distribution Ave	9855 Distribution Ave	San Diego - Central	60,819	$8.5	100%	100%
Jun-14	9340 Cabot Drive	9340 Cabot Drive	San Diego - Central	86,564	$11.0	84%	84%
Jun-14	9404 Cabot Drive	9404 Cabot Drive	San Diego - Central	46,846	$6.4	100%	100%
Jun-14	9455 Cabot Drive	9455 Cabot Drive	San Diego - Central	96,840	$12.1	84%	84%
Jun-14	14955-14971 E Salt Lake Ave	14955-14971 E Salt Lake Ave	LA - San Gabriel Valley	126,036	$10.9	100%	100%
Jun-14	5235 Hunter Ave	5235 Hunter Ave	OC - North	119,692	$11.3	100%	100%
Jun-14	3880 W Valley Blvd	3880 W Valley Blvd	LA - San Gabriel Valley	108,703	$9.6	100%	100%
Jun-14	1601 & 1621 Alton Pkwy	1601 & 1621 Alton Pkwy	OC - Airport	124,000	$13.3	40%	40%
Jul-14	3116 W. Avenue 32	3116 W. Avenue 32	LA - San Fern. Valley	100,500	$11.0	100%	100%
Jul-14	Chatsworth Industrial Park	21040 Nordoff St.; 9035 Independence Ave.; 21019-21045 Osborne St.	LA - San Fern. Valley	153,212	$16.8	100%	100%
Jul-14	Avenue Kearny	24935 & 24955 Avenue Kearny	LA - San Fern. Valley	138,980	$11.5	100%	100%
Aug-14	605 8th Street	605 8th Street	LA - San Fern. Valley	55,516	$5.1	65%	65%
Sep-14	9120 Mason Ave.	9120 Mason Ave.	LA - San Fern. Valley	319,348	$30.5	100%	100%

Dispositions:

Date	Property	Address	Submarket	SF	Sale Price ($ in MM)	Reason for Selling
Jan-13	Bonnie Beach	4578 Worth Street	LA - Central	79,370	$4.1	User sale
Apr-13	Williams	1950 East Williams Drive	Ventura County	161,682	$8.5	Marketed sale
May-13	Glenoaks	9027 Glenoaks Blvd.	LA - San Fern. Valley	14,700	$1.7	User sale
May-13	Interstate	2441, 2507, 2515 W. Erie Dr., & 2929 S. Fair Lane	Arizona	83,385	$5.0	Non-strategic location
Jun-13	Knollwood	1255 Knollwood Circle	OC - North	25,162	$2.8	User sale
Jan-14	Kaiser	1335 Park Center Drive	San Diego - North	124,997	$10.1	User sale
Mar-14	Madera - Office	2900 N. Madera Road	LA - San Fern. Valley	63,305	$4.4	Non core business
Aug-14	Zenith	500-560 Zenith Dr.	Other	37,992	$1.8	Non-strategic location

Definitions / Discussion of Non-GAAP Financial Measures

Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing payroll, (iii) recurring capital expenditures required to maintain and re-tenant our properties, (iv) regular principal payments required to service our debt, and (v) 2nd generation tenant improvements and leasing commissions. Management uses AFFO as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results. We also believe that, as a widely recognized measure of the performance of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs.

Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12. Excludes billboard and antenna revenue and rent abatements.

Capital Expenditures, Non-recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired.

Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: (a) improvements to the appearance of such property or any other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such property existing at the time such property was acquired.

Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use.

Cash NOI: Cash basis NOI is a non-GAAP measure, which we calculate by adding or subtracting from NOI i) fair value lease revenue and ii) straight-line rent adjustment. We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP. We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.

EBITDA and Adjusted EBITDA: We believe that EBITDA is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use this measure in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an alternative to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other Equity REITs' EBITDA. Adjusted EBITDA includes add backs of non-cash stock based compensation expense, loss on extinguishment of debt, non-recurring legal fees and the pro-forma effects of acquisitions and assets classified as held for sale.

Investment to Date and Total: Reflects the total purchase price for a property plus additional or planned tangible investment subsequent to acquisition.

Funds from Operations (FFO): We calculate FFO before non-controlling interest in accordance with the standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs' FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.

Definitions / Discussion of Non-GAAP Financial Measures

Properties Under Repositioning: Typically defined as properties where space is held vacant in order to implement capital improvements that improve the market rentability of that space. Considered completed once investment is fully or nearly fully deployed.

NOI: Includes the revenue and expense directly attributable to our real estate properties calculated in accordance with GAAP. Calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other income less property expenses and other property expenses (before interest expense, depreciation and amortization). We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and gains (or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs' NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP. We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.

Recurring Funds From Operations (Recurring FFO): We calculate Recurring FFO by adjusting FFO to exclude the effect of non-recurring expenses and acquisition expenses.

Rent Change - Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.

Rent Change - GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.

Same Property Portfolio: Determined independently for each period presented. Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly-owned by us during the entire span of both periods being compared. The Company's computation of same property performance may not be comparable to other REITs.

Stabilized Same Property Portfolio: Our Stabilized Same Property Portfolio represents the properties included in our Same Property Portfolio, adjusted to exclude spaces that were under repositioning.

Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date.